Exhibit 99.2

Atrinsic, Inc.

(A Development Stage Company)

Unaudited Pro forma Condensed Combined Financial Statements

Atrinsic, Inc.

(A Development Stage Company)

Introduction to Unaudited Pro forma Condensed Combined Financial Statements

On February 12, 2016 (the “Closing Date”), Atrinsic Inc a Delaware corporation (the “Company”) entered into and closed an Agreement and Plan of Merger (the “Merger Agreement”), with Protagenic Acquisiiton Corp, a Delaware corporation and a wholly-owned subsidiary of the Company (the “Subsidiary”) and Protagenic Therapeutics, Inc., a Delaware corporation (“PTI”). Pursuant to the Merger Agreement, (i) the Subsidiary merged into PTI such that PTI became a wholly-owned subsidiary of the Company, and (ii) the Company issued 6,612,838 shares (the “Acquisition Shares”), of the Company’s Series B Preferred stock to the shareholders of PTI, representing approximately 68.1% of the Company’s aggregate issued and outstanding common stock following the closing of the Merger Agreement, assuming conversion of the Series B Preferred Stock on the basis of 15,463.7183 shares of common stock per share of Series B Preferred Stock.

In connection with the Merger, as of the Closing Date the Company entered into and closed subscription agreements with accredited investors (the “Investors”), pursuant to which the Company issued and sold an aggregate of 2,775,000 shares of Series B Preferred stock to the Investors for an aggregate purchase price of $3,468,750 (the “Private Placement”).

Including the 3,403,367 warrants and the 1,807,744 options to purchase Series B Preferred Stock issued to the shareholders of PTI, the shareholders of PTI will own 76.8% of the company on a fully-diluted basis following the Merger assuming conversion of the Series B Preferred Stock on the basis of 15,463.7183 shares of common stock per share of Series B Preferred Stock.

Based on the fact that after the Merger, (i) the former stockholders of PTI control the Company, (ii) the officers and directors of PTI have become the Company’s officers and directors, (iii) the Company’s only business is the business that had been previously conducted by PTI for accounting purposes, PTI is treated as the acquirer. The acquisition will be accounted for as a “reverse merger” and recapitalization since the sellers of PTI will control the combined company immediately following the completion of the Merger. Accordingly, the assets and liabilities and the historical operations that are reflected in the financial statements in this report filed on Form 8-K are those of PTI and are recorded at the historical cost basis of PTI The Company’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of PTI after consummation of the Merger.

The following unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of the Merger and the Private Placement. The following unaudited pro forma condensed combined balance sheet as of September 30, 2015 combines the unaudited condensed balance sheet of the Company as of September 30, 2015 with the unaudited condensed balance sheet of PTI giving effect to the transactions described in the Merger Agreement as if they had occurred on September 30, 2015.

The following unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2015 combines the unaudited condensed statement of operations of the Company for the nine months ended September 30, 2015 with the unaudited condensed results of operations of PTI for the nine months ended September 30, 2015, giving effect to the transactions described in the Merger Agreement as if they had occurred on January 1, 2015.

The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 combines the condensed statement of operations of the Company for the year ended December 31, 2014 with the condensed results of operations of PTI for the year ended December 31, 2014, giving effect to the transactions described in the Merger Agreement as if they had occurred on January 1, 2014.

The information presented in the unaudited pro forma condensed consolidated financial statements does not purport to represent what our financial position or results of operations would have been had the Merger and Private Placement occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Merger and Private Placement were consummated.

The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. For example, the company’s historical income statement figures for the 12-month period ending December 31, 2014 were derived from June 30th fiscal year data with the assumption that expenses incurred in the 12-months ended June 30, 2014 occurred evenly distributed over each 6-month period. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of Atrinsic and PTI which are included elsewhere in this Form 8-K.

Atrinsic, Inc.

(A Development Stage Company)

Pro forma Condensed Combined Balance Sheet

As of September 30, 2015

(Unaudited)

Pro forma
(Unaudited)	Historical
$(000) except share counts and per share figures
ASSETS			Pro forma adjustments
	Atrinsic Corp.	Protagenic Therapeutics, Inc.	(1)	(2)	(3)	Combined Pro Forma
Current assets:
Cash	$10	45	—	$—	$3,350	$3,405
Other Current Assets	$49	—				49
Total current assets	$59	45	—	—	3,350	3,454

Property and equipment - Net	$1	22	—	—	—	23
Less Accumulated depreciation		(22)				(22)
Intangible assets - Net	—	—	—	—	—	—

Total assets	$60	45	—	$—	$3,350	$3,455

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY
Current liabilities:

Accounts payable and accrued expenses	$202	384	—	$—	$—	$586
Intercompany loans payable	$—	123	—	—	—	123
Short/Current Long Term Debt	$565	—	—	—	—	565

Total Current Liabilities	$767	507				1,274

Long Term Portion of Long Term Debt	—					—
Minority Interest	$79					(79)

Total Liabilities	$688	$507				1,195

Stockholders’ (deficiency) equity:

Common stock, $0.0001 par value:
7,612,838 shares issued and 6,612,838 shares outstanding before exchange and financing
15,264,013 shares issued and 9,711,173 shares outstanding after exchange and financing	—	8	—	(1)	0.268	7
Preferred Stock	5					5
Additional paid in capital		5,408	(2)	1	3,350	8,757
Canada Retained Earnings		(2,001)				(2,001)
Deficit accumulated during development stage	(1,686)	(3,776)	2	—	—	(5,460)
Treasury stock, at cost $.001 par value, 1,000,000 shares		(100)				(100)
Capital Surplus	1,053					1,053

Total stockholders’ (deficiency) equity	(628)	(462)	—	—	3,350	2,260

Total liabilities and stockholders’ (deficiency) equity	$60	$45	—	$—	$3,350	$3,455

See Notes to Unaudited Pro forma Condensed Combined Financial Statements

Atrinsic, Inc.

(A Development Stage Company)

Pro forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2015

(Unaudited)

	Historical
(Unaudited)
$(000) except share count and per share figures
	Atrinsic Corp.	Protagenic Therapeutics, Inc.	Pro forma Adjustments	Pro forma Combined
	(Audited)	(Unaudited)		(Unaudited)
Revenues	$—	$—	$—	$—

Operating Expenses
Research Development	—	160		160
Selling General and Administrative	365	0		365
Non Recurring	—	—		—
Others	—	—		—
Total Operating Expenses	—	206		206
Operating Income or Loss	365	(206)		159
Total Other Income/Expenses Net	5	—		5
Earnings Before Interest And Taxes	(360)	(206)		(566)
Interest Expense	19	1		20
Income Before Tax	(379)	(207)		(586)
Income Tax Expense	—	—		—
Minority Interest	17	—		17

Net Income From Continuing Ops	(362)	(207)		(569)

Net Loss	$(362)	$(207)	$—	$(569)

Basic and diluted net loss per common share	$0.00	$0.03		$0.09
Weighted average number of basic and diluted common shares outstanding	400,000,000	6,612,838		6,612,838

See Notes to Unaudited Pro forma Condensed Combined Financial Statements

Atrinsic, Inc.

(A Development Stage Company)

Pro forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2014

(Unaudited)	Historical
$(000) except share count and per share figures
	Atrinsic Corp.	Protagenic Therapeutics, Inc.	Pro forma Adjustments	Pro forma Combined
	(Audited)*	(Audited)		(Unaudited)
Revenues	$—	$—	$—	$—

Operating Expenses
Research Development		191		191
Selling General and Administrative
Non Recurring
Others
Total Operating Expenses	744	292		1,036
Operating Income or Loss	(744)	(292)		(1,036)

Total Other Income/Expenses Net	318	(10)		308
Earnings Before Interest And Taxes	(713)
Interest Expense (Income)	8	(0)		7
Income Before Tax	(720)
Income Tax Expense	—
Minority Interest	38
Net Income From Continuing Ops	(396)	(10)		(406)

Net Loss	$(396)	$(302)	$—	$(698)

Basic and diluted net loss per common share	$0.00	$0.05		$0.11

Weighted average number of basic and diluted common shares outstanding	400,000,000	6,612,838		6,612,838

*	Includes the assumption that expenses incurred in the 12-months ended June 30, 2014 occurred evenly over each 6-month period.

See Notes to Unaudited Pro forma Condensed Combined Financial Statements

Atrinsic, Inc.

(A Development Stage Company)

Pro forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2013

(Unaudited)

	Historical
$(000) except share count and per share figures	Atrinsic Corp.	Protagenic Therapeutics, Inc.	Pro forma Adjustments	Pro forma Combined
	(Audited)*	(Audited)		(Unaudited)
Revenues	$—	$—	$—	$—
Operating Expenses
Research Development		291		291
Selling General and Administrative
Non Recurring
Others
Total Operating Expenses	867	931		1,798
Operating Income or Loss	(867)	(931)		(1,798)

Total Other Income/Expenses Net	137	(3)		134
Earnings Before Interest And Taxes	(864)
Interest Expense (Income)	2	(0)		1
Income Before Tax	(865)
Income Tax Expense	—
Minority Interest	25
Net Income From Continuing Ops	(664)	(2)		(666)

Net Loss	$(664)	$(934)	$—	$(1,598)

Basic and diluted net loss per common share	$0.00	$0.14		$0.24

Weighted average number of basic and diluted common shares outstanding	400,000,000	6,612,838		6,612,838

*	Includes the assumption that expenses incurred in the 12-months ended June 30, 2014 and June 30, 2013 occurred evenly over each 6-month period.

See Notes to Unaudited Pro forma Condensed Combined Financial Statements

(1)	To eliminate the accumulated deficit of Atrinsic upon closing of the Merger. The accumulated deficits of Atrinsic for the year ended December 31, 2014 and for the nine months ended September 30, 2015 were derived from the Atrinsic’s Annual Report on Form 10-K for the year ended Dec 31, 2015, and Quarterly Report on Form 10-Q for the fiscal quarter ended Sept 30, 2015, respectively.

(2)	To reflect in connection with the Merger (a) the issuance of 6,612,838 shares of common stock 3,403,367 warrants, and 1,807,744 options by the Company in exchange for all the issued and outstanding common shares of PTI (11,823,949 fully diluted shares as of the Closing Date with a par value of $0.0001) and (b) the return to the Treasury of 400,000,000 shares of the Company’s common stock.

(3)	To reflect the issuance of 2,775,000 shares of the Company’s Common Stock at $1.25 per share issued to an accredited investor upon closing of the Merger for net proceeds of 3,468,750.

(4)	These unaudited pro forma combined statements of operations assume the Merger and Private Placement occurred as of the beginning of the nine month period ending September 30, 2015 and at the beginning of the year ended December 31, 2014. Therefore, the weighted average number of shares outstanding for the nine month period ending September 30, 2015 and for the year ended December 31, 2014 equals the total number of shares outstanding upon completion of the Merger and Private Placement as follows:

Pre-Exchange Pre-Reverse Split Transaction and Financing Atrinsic Common Shares Outstanding:

400,000,000,000

Pre-Exchange Post-Reverse Split Transaction and Financing Atrinsic Common Shares Outstanding:

323,335

Atrinsic Common Shares Issued for all outstanding shares of PTI

6,612,838

Atrinsic Common Shares Issued to investor at $1.25 per share pursuant to Financing

2,775,000

Total Atrinsic Common Shares Outstanding Post-Exchange and Financing:

9,711,173